SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

Deutsche European Equity Fund
Deutsche Strategic Equity Long/Short Fund

The following information replaces similar disclosure contained in each fund’s prospectus, as applicable, under the “CHOOSING A SHARE CLASS” sub-section of the ”Investing in the Fund” section:

Class C Shares

Class C shares may appeal to investors who aren’t certain of their investment time horizon.

With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of the distribution fee, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies About Transactions”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

Orders to purchase Class C shares in excess of $500,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

Please Retain This Supplement for Future Reference

October 14, 2015
PROSTKR-549